September 7-8, 2022 Raymond James U.S. Bank and Banking on Tech Conferences

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions and are generally identified by use of the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects,“ "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would," and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements. The factors that could result in material differentiation include, but are not limited to: the effect of the COVID-19 pandemic, including on the Company's credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and labor shortages, and market liquidity, both nationally and in our market areas; expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities, including the proposed acquisition of Quantum Capital Corp. might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents they file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions they might make, because of the factors described above or because of other factors that they cannot foresee. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

• Financial data as of June 30, 2022 • Market data as of September 2, 2022 • Shares repurchased from February 19, 2013 to June 30, 2022 3 HomeTrust Bancshares, Inc. Overview $3.5B Assets NASDAQ: HTBI Headquarters: Asheville, NC $2.7B/$3.1B Loans/Deposits Founded: 1926 Locations: 32 102% Price to TBV Employees: 508 Market Cap: $357MM 15,591,466 Outstanding Shares TTM Average Daily Volume: 56,922 Shares Repurchased: 9,831,250 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking Wholesale Lending HELOCs Originated for Sale Indirect Auto FinTech Partnerships Lines of Business Franchise Highlights North Carolina ranked #1 on CNBC’s 2022 annual list of America’s Top States for Business Converted to stock form in July 2012 raising $211.6 million Experienced management team with extensive local market knowledge and M&A history Voted “Best Small Bank in North Carolina” by Newsweek for two consecutive years (2020 & 2021)

4 Footprint in attractive metro markets experiencing growth rates above the national average (See Page 9) Successful transition from a mutual/thrift to a commercial bank (See Pages 6-7 & 10-13) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost Continued investments in technology to drive growth and improve the digital customer experience (See Pages 7 & 14-15) • Recent core banking system conversion to improve capabilities, including the ability to quickly integrate future FinTech partners (3rd partner recently integrated) • Investing in a technology platform to enhance our small business digital capabilities Transformation efforts are driving improvements in profitability and our capital position (See Pages 5, 17-21, & 30) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 16) $ Key Investment Highlights We recently announced the signing of a definitive merger agreement with Quantum Capital Corp., a $660 million bank holding company operating in the Atlanta metro area. The proposed merger will allow us to accelerate and enhance many of the key investment highlights above. Further information on the agreement and Quantum may be found in Appendix A.

5 Repayment of Long-Term Borrowings • $475 million in long-term debt retired in March and June 2021 • Estimated 3.6 year earn back of the $22.7 million prepayment penalty • $5.7 million in estimated annual interest expense reductions Branch Closures • On September 16, 2021, closed nine branches in NC, TN, and VA representing 22% of total branch network • $3.2 million in estimated annual expense reductions SBA Loans In-House Servicing • On July 1, 2021, transitioned from loan service provider to full back-room operations in-house • Additional $1.2 million of estimated annual SBA loan gain on sale and servicing income, net of expenses Expected Future Annual Financial Impact • Increase in pre-tax income of $10.1 million • Increase in ROA of 20 bps • Increase in ROE of 200 bps • Increase in Diluted EPS of $0.47 Profitability Improvements & Balance Sheet Restructuring

6 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

7 Pre-Stock Conversion Retail / Consumer – Limited Offerings Mortgage – Old S&L Model Commercial – Very Limited Capabilities Stock Conversion July – Converted from mutual to stock form with focus on commercial banking Equipment Finance February – Launched line of business SBA Lending September – Launched line of business Mortgage Banking Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years New Commercial Origination Process December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets Consumer Banking New line of business consolidating Retail, Mortgage and Branch Operations Business Banking New line of business consolidating Business Bankers, Business Banking Branches and Investment Services Core System Conversion February – Converted to open architecture digital banking platform First FinTech Partnership – HELOCs Originated for Sale December – Launched line of business 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Additional FinTech Partnerships March – Purchased first C&I loan June – Purchased first consumer loan Digital Banking In-process – Online small business loan and deposit account opening Line of Business Expansion Pending merger with Quantum Capital Corp. will expand our SBA lending capabilities and grant access to new deposit origination channels

8 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

9 Geographic Expansion – Focus on High-Growth Markets HomeTrust branch (34) *Quantum branch (3) *Reflects the combined branch footprint after the closing of the Quantum merger (pending approval) Source: S&P Global Market Intelligence for MSA Demographics Raleigh 5.1% Population Growth 12.3% HH Income Growth Charlotte 4.5% Population Growth 12.7% HH Income Growth *Atlanta 5.4% Population Growth 11.9% HH Income Growth Greenville 3.5% Population Growth 11.2% HH Income Growth (2022 to 2027 Projected Changes) Knoxville 4.7% Population Growth 10.9% HH Income Growth

10 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

*Excludes PPP loans 11 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Commercial RE (NOO) Commercial RE (OO) Construction and Development Equipment Finance Other Commercial 1-4 Family HELOCs and Other Consumer 2016 2017 2018 2019 2020 2021 2022 (Dollars in thousands, by fiscal year) Total Loan Composition: 2016 - $1,763,113 2017 - $2,254,325 2018 - $2,416,885 2019 - $2,601,941 2020 - $2,598,685 2021 - $2,694,295 2022 - $2,768,634 Loan Portfolio Transformation: Transition to a Commercial Bank

12 (Dollars in thousands, as of June 30, 2022) $- $20,000 $40,000 $60,000 $80,000 $100,000 Equipment Finance (“EF”) Composition Portfolios to Highlight: Non-Owner Occupied CRE & Equipment Finance 52%48% EF Southeast Footprint Outside Southeast Southeast 73% 27% EF National Footprint East of Mississippi West of Mississippi $- $50,000 $100,000 $150,000 Non-Owner Occupied CRE Composition

• Deposit balances as of fiscal year end; Cost of deposits are averages for the fiscal year 13 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2018 2019 2020 2021 2022 Avg. Cost of Deposits $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Time Deposits Money Market/Savings Checking Accounts Deposit Portfolio 2018 2019 2020 2021 2022 (Dollars in thousands) Total Deposit Composition: 2018 - $2,196,253 2019 - $2,327,258 2020 - $2,785,756 2021 - $2,955,541 2022 - $3,099,761 Move Towards Core Deposits

• The Zelle offering was launched during the quarter ended September 30, 2020 • Digital Banking Transfers includes both mobile and online banking 14 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 $45,000 $120,000 $195,000 $270,000 $345,000 June '20 June '21 June '22 Digital Banking Transfers Volume ($) Transactions (Dollars in thousands, single month activity) Digital Customer Experience 800,000 900,000 1,000,000 1,100,000 1,200,000 1,300,000 1,400,000 1,500,000 $15,000 $30,000 $45,000 $60,000 $75,000 June '20 June '21 June '22 Debit Card Volume ($) Transactions - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 $15,000 $30,000 $45,000 $60,000 $75,000 June '20 June '21 June '22 Remote Capture Volume ($) Transactions - 15,000 30,000 45,000 $- $5,000 $10,000 $15,000 $20,000 June '20 June '21 June '22 Bill Payment Volume ($) Transactions - 15,000 30,000 45,000 60,000 75,000 $- $4,000 $8,000 $12,000 June '20 June '21 June '22 ATM Volume ($) Transactions 4,000 6,000 8,000 10,000 $- $1,000 $2,000 $3,000 $4,000 $5,000 June '20 June '21 June '22 Mobile Deposit Volume ($) Transactions - 1,000 2,000 3,000 4,000 5,000 $- $500 $1,000 $1,500 $2,000 June '20 June '21 June '22 Digital Payment with Zelle Volume ($) Transactions

15 • Core banking system (2020 conversion) intentionally selected for its open architecture to quickly integrate future FinTech partnerships • Integrated 2nd FinTech partner in March 2022 focused on small business lending • Integrated 3rd FinTech partner in June 2022 focused on consumer lending • Integrated Blend mortgage platform in September 2021 • Offers an advanced digital option, allowing customers to complete applications on any mobile device • Immediate efficiencies in documentation gathering and verification processes • Within three months will be launching a technology platform to enhance the small business digital experience including: • Online deposit account opening • Fully-automated SBA 7(a) express lending • Online and in-branch loan origination for LOC and small dollar loans • Applying knowledge gained from FinTech partners referenced above Digital Customer Experience (Continued)

* Includes $6 million charge-off for one commercial relationship. Excluding that charge-off, the Bank had net recoveries of $669,000. ** Reflects the adoption of CECL on July 1, 2020. 16 -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $(1,000) $1,000 $3,000 $5,000 2018 2019* 2020 2021 2022 Net Charge-Offs (“NCO”) and NCO to Average Loans Net Charge-Offs (Recoveries) NCO/Avg. Loans 0.00% 0.50% 1.00% 1.50% $- $10,000 $20,000 $30,000 $40,000 2018 2019 2020 2021** 2022 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2018 2019 2020 2021 2022 Nonperforming Assets to Total Assets 0% 100% 200% 300% 400% 500% 600% 2018 2019 2020 2021** 2022 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands, by fiscal year) Strong Asset Quality and Credit Discipline

17 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 2022 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands, by fiscal year) 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 2022 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 2022 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 2022 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

• 11th Buyback was approved on February 28, 2022 • First dividend declared November 2018 18 0% 5% 10% 15% 20% 25% 30% 35% $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2019 2020 2021 2022 Cash Dividends Dividend Dividend Payout Ratio (By fiscal year) 0% 20% 40% 60% 80% 100% 120% 140% 160% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2018 2019 2020 2021 2022 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through June 2022 45.4% 9,831,250 $203,586,000 $20.71 Shares remaining to be repurchased under most recent buyback plan 266,639 387,196 shares repurchased during the quarter ended 6/30/22 at an average price of $28.49 Total repurchased and authorized 10,097,889

19 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $- $10,000 $20,000 $30,000 $40,000 2018 2019 2020 2021 2022 Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2018 2019 2020 2021 2022 Adjusted Return on Assets (Dollars in thousands, by fiscal year) March 31, 2022 Change in Interest Rates in Basis Points Present Value Equity PVE Ratio (%)Amount ($) Change ($) Change (%) + 400 985,658 123,291 14 30 + 300 967,222 104,855 12 29 + 200 941,845 79,478 9 28 + 100 906,975 44,609 5 26 Base 862,366 - - 25 - 100 764,657 -97,709 -11 22 65% 67% 69% 71% 73% 75% 2018 2019 2020 2021 2022 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Non-GAAP Disclosure Appendix

20 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2018 2019 2020 2021 2022* Adjusted Noninterest Income Adjusted Noninterest Income % of Total Assets Service charges on deposits Loan income and fees Gain on sale of loans held for sale BOLI income Operating lease income Other $- $5,000 $10,000 $15,000 $20,000 Adjusted Noninterest Income Composition 2018 2019 2020 2021 2022 (Dollars in thousands, by fiscal year) Growth in Noninterest Income See Non-GAAP Disclosure Appendix *Excludes $1.9 million gain on sale of debt securities available for sale

21 • Mortgage Banking – 1-4 family and jumbo loans for sale • Began selling pools of jumbo mortgages in FY 2022 • Sold $203.9 million, $406.5 million and $263.0 million in loans over fiscal years 2020, 2021 and 2022 • HELOCs Originated for Sale • Loans originated in HTB’s name, sourced through a third party FinTech • Sold $71.1 million, $110.8 million and $120.0 million in loans over fiscal years 2020, 2021 and 2022 • SBA Lending – origination of SBA 7(a) and USDA B&I loans, selling the guaranteed portion • Sold $38.1 million, $66.1 million and $54.7 million in loans (guaranteed portion) over fiscal years 2020, 2021 and 2022 • Brought servicing in-house on July 1, 2021, which is expected to increase annual pre-tax income by $1.2 million. • Indirect auto loans originated for sale • Loans originated in HTB’s name, sourced through third parties • Sold first loan pool in FY 2022 totaling $11.5 million (Dollars in thousands, by fiscal year) Growth in Noninterest Income: Gain on Sale of Loans Held for Sale $- $3,000 $6,000 $9,000 $12,000 Mortgage Banking HELOCs SBA Lending Indirect Auto Loans Gain on Sale of Loans Held for Sale 2018 2019 2020 2021 2022

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer / Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 22

23 Accelerated Shareholder Value Creation HomeTrust’s Transition to High Performing Market Expansion 20%+ EPS Accretion Expanded SBA Footprint A unique opportunity for HomeTrust to expand its franchise and meaningfully enhance its profitability New Deposit Line of Business “You can’t cross a chasm in two small jumps” ~ David Lloyd George Appendix A – Announced Merger with Quantum Capital Corp. on July 25, 2022

24 Strategic Rationale for Transaction HomeTrust explores opportunistic merger partners, specifically those that will leverage our infrastructure and lines of business to accelerate earnings growth and value creation for our shareholders. Below we have evaluated our merger with Quantum against the internal screening criteria previously established: • Commercial bank focused on small business lending ➢ Commercial product mix consistent with HomeTrust, with a limited consumer portfolio ➢ SBA Preferred Lender, supplementing HomeTrust’s SBA loan production capabilities • Geographic footprint within or adjacent to our current footprint, in an attractive, growing market ➢ The Atlanta market is one of the most desirable markets in the Southeast ➢ Atlanta is the same distance from Asheville (headquarters) as Raleigh, our current furthest location • Similar strategy to HomeTrust’s de novo model in metropolitan markets ➢ Employs a “branch lite” model ➢ Efficient franchise, operating three locations in the Atlanta market • Business line expansion ➢ Opens new deposit origination channels for HomeTrust through Quantum’s homeowners association relationships

25 • Earnings accretion of 10% or more ➢ Earnings per share (“EPS”) accretion of 20%+ after the full realization of cost savings ➢ Driven by Quantum’s profitability rather than significant expense reductions • Dilution earnback period of three years or less ➢ Tangible book value per share (“TBVPS”) earnback period of approximately 2.5 years using the cross-over method • Minimal dilution to tangible book value ➢ Dilution of approximately 7.5% to TBVPS is outside our screening criteria; however, we concluded that the superior EPS accretion, short TBVPS earnback period and significant acceleration of our strategic profitability goals more than outweighed the dilution ➢ Opportunity to leverage excess capital while achieving above market returns • Shared values ➢ Strong local management team with similar culture and leadership styles ➢ Commitment to strong credit quality and customer service Strategic Rationale for Transaction (Continued)

1 Financial highlights as of and for the quarter ended March 31, 2022 2 Ratios have been tax adjusted Source: S&P Capital IQ Pro 26 Market Highlights Total Assets $679.9M Gross Loans $547.8M Total Deposits $609.4M Financial Highlights1 Balance Sheet ROA2 1.59% ROE2 24.13% NIM 4.17% Efficiency Ratio 42.9% Average annual SBA income of $3.0M over the past three years Profitability NPAs/Assets 0.00% LLR/Loans 1.06% Net recoveries of $52,000 over the past five years Asset Quality Quantum Highlights The Atlanta MSA boasts over 6.1 million residents, which is in the top 10 nationally, and projected population growth over the next 5 years of more than 5%. The median household income of the Atlanta MSA is ~$80,000. Georgia’s business climate has been ranked #1 in the nation for eight consecutive years by Site Selection, and Area Development ranked Georgia the top state for doing business for the seventh year in a row. Additional Details on Quantum • Consistently ranked as one of Georgia’s most profitable banks • Ranked #1 in Demarest Strategy Group’s Georgia “All Stars” 3/31/22 list • Ranked #2 in Performance Trust’s Q1 2022 overall rankings of Georgia banks • Generated the 3rd highest volume of SBA 7a loans in Georgia in 2021 • 5 stars rating per BauerFinancial, Inc.

*Guarantees are in place for $51.8 million of the outstanding SBA balance 27 Additional Details on Quantum – Loan Portfolio Composition as of 5/31/22 Acquisition & Development $15,299,202 CRE $306,618,948 Residential - Construction $40,484,895 Residential - Permanent $57,264,818 C&I $19,455,709 SBA $104,225,475 Other $11,656,548 PPP $5,382,993 Overall Loan Portfolio (Total of $560,388,588) C-Stores 15% Hotels 14% Industrial 7% LOC 3%Multifamily 6% Office 15% Retail 25% Other 15% CRE Portfolio C&I 1% C-Stores 31% Hotels 53% Liquor Stores 3% Retail 2% Other 10% *SBA Portfolio

28 Consideration & pricing Fixed HTBI shares issued of 1,374,646 Fixed cash consideration of $33.0 million 51% stock / 49% cash Closing Anticipate closing in the first quarter of calendar year 2023 (third quarter of fiscal year 2023) Pro forma ownership 91.9% HTBI / 8.1% Quantum Cost savings 24.0% of Quantum’s noninterest expense (phased in at 25% in fiscal year 2023 and 100% in fiscal year 2024) Core Conversion Expected in March 2023 Transaction expenses $6.1 million pre-tax (9.0% of deal value) Gross credit marks 1.00% of Quantum’s loan portfolio ($5.5 million) (71.3% Non-PCD credit mark, Day 2 CECL allowance of $3.9 million) Interest rate mark on loans 1.87% of gross loans ($10.29 million) Core deposit intangible 1.25% of non-time deposits (excluding municipal deposits) Other purchase accounting marks Write up of various other assets and liabilities of $2.6 million Deal Metrics1 Deal Value $67.6M Price / TBV 153% Price / 2023 Earnings2 6.0x Premium / Core Deposits 5.1% Leadership Dr. Neelagaru, Quantum’s founder and largest stockholder, to join HomeTrust’s Board of Directors at closing. Quantum’s CEO, Bryan Cohen, to join HomeTrust as the Georgia Market President. Transaction Assumptions & Metrics 1 Based on the HTBI stock price of $25.16 as of July 22, 2022 2 HTBI’s expected 2023 earnings for Quantum

Fiscal 2020 Fiscal 2021 Fiscal YTD Q3 20221 Total assets $3,722,852 $3,524,723 $3,541,785 Gross loans $2,769,119 $2,733,267 $2,699,538 Deposits $2,785,756 $2,955,541 $3,059,157 Adjusted dilutive EPS3 $1.30 $2.06 $1.84 Adjusted ROA3 0.63% 0.92% 1.12% Adjusted efficiency ratio3 71.62% 74.08% 69.19% Adjusted ROATCE3 5.97% 9.23% 10.69% 1 Annualized where applicable 2 Does not include the impact of purchase accounting adjustments related to the merger 3 See slides 16-17 for a non-GAAP reconciliation 4 Peer statistics based on non-merger target southeast banks with total assets between $1 and $5 billion – Source: S&P Capital IQ Pro 29 HomeTrust’s efforts to expand product lines and focus on profitability have generated positive momentum as demonstrated below; however, the opportunity to acquire Quantum allows the Company to catapult shareholder value to levels not easily achievable through organic growth. Further Accelerating Shareholder Value Creation Pro Forma Fiscal YTD Q3 20222 $4,222,000 $3,247,000 $3,669,000 $2.36 1.30% 64.44% 13.08% Addition of Peer 75th Percentile4 1.18% 57.00% 13.50%

30 Earnings (GAAP) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Net income 6,025$ 8,023$ 11,078$ 10,527$ (7,408)$ Earnings per share (EPS) - diluted 0.39$ 0.51$ 0.68$ 0.65$ (0.46)$ Return on assets (ROA) 0.68% 0.92% 1.24% 1.20% (0.81%) Net interest margin (tax-equivalent) 3.53% 3.39% 3.33% 3.41% 3.10% Noninterest income 9,716$ 8,947$ 10,180$ 10,352$ 11,160$ Loan Growth Net Loan Growth: $ Growth 75,545$ 23,637$ 1,538$ 9,713$ 76,664$ % Growth (annualized) 8.64% 3.57% 0.23% 1.47% 11.93% Loan Originations: Commercial portfolio 226,808$ 206,856$ 201,509$ 217,923$ 273,585$ Retail portfolio 102,174 94,528 68,925 86,268 109,867 Loans originated for sale 88,229 101,254 136,875 152,772 171,816 Total Originations 417,211$ 402,638$ 407,309$ 456,963$ 555,268$ Asset Quality Total assets 3,549,204$ 3,541,785$ 3,502,819$ 3,481,360$ 3,524,723$ Nonperforming assets to total assets 0.18% 0.16% 0.18% 0.19% 0.36% Classified assets to total assets 0.61% 0.61% 0.65% 0.65% 0.76% Appendix B – Quarterly Highlights 1. Excludes PPP loans and purchased HELOCs

31 3.10% 3.41% 3.33% 3.39% 3.53% 2.96% 3.30% 3.25% 3.33% 3.51% 2.60% 2.85% 3.10% 3.35% 3.60% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Interest Margin Reported Core • Core net interest margin excludes accretion income and PPP and other loan fees Appendix B – Qtrly Net Interest Margin

32 Set forth is a reconciliation to GAAP of our efficiency ratio: Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 6/30/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 Noninterest expense 105,184$ 131,182$ 97,129$ 90,134$ 85,331$ Less: branch closure and restructuring expenses - 1,513 - - - Less: officer transition agreement expense 1,795 - - - - Less: prepayment penalties on borrowings - 22,690 - - - Noninterest expense - adjusted 103,389$ 106,979$ 97,129$ 90,134$ 85,331$ Net interest income 110,774$ 103,322$ 104,104$ 106,831$ 101,330$ Plus: tax equivalent adjustment 1,231 1,267 1,190 1,173 1,559 Plus: noninterest income 39,196 39,821 30,332 22,940 18,972 Less: gain from sale of debt securities available for sale 1,895 - - - - Less: gain from sale of premises and equipment - - - - 164 Net interest income plus noninterest income - adjusted 149,306$ 144,410$ 135,626$ 130,944$ 121,697$ Efficiency ratio 70.14% 91.64% 72.25% 69.46% 70.93% Efficiency ratio - adjusted 69.25% 74.08% 71.62% 68.83% 70.12% As of (Dollars in thousands) 6/30/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 Total stockholder's equity 388,845$ 396,519$ 408,263$ 408,896$ 409,242$ Less: goodwill, core deposit intangibles, net of taxes 25,710 25,902 26,468 27,562 29,125 Tangible book value 363,135$ 370,617$ 381,795$ 381,334$ 380,117$ Common shares outstanding 15,591,466 16,636,483 17,021,357 17,984,105 19,041,668 Book value per share 24.94$ 23.83$ 23.99$ 22.74$ 21.49$ Tangible book value per share 23.29$ 22.28$ 22.43$ 21.20$ 19.96$ HomeTrust Bancshares, Inc. share price 25.00$ 27.90$ 16.00$ 25.14$ 28.15$ Price to tangible book value 107.3% 125.2% 71.3% 118.6% 141.0% As of Appendix B – Non-GAAP Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States (“GAAP”), this document contains certain non- GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income (loss), EPS, and ROA as adjusted to exclude certain tax state tax expenses, adjustments for changes in tax law, branch closure/restructuring expenses, prepayment penalties on borrowings, gain on sale of debt securities available for sale, and officer transition agreement expense; and return on average tangible common equity. Management has presented the non-GAAP financial measures in this document because it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

33 Set forth below is a reconciliation to GAAP net income, EPS, ROA, and ROE as adjusted to exclude certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, branch closure and restructuring expenses, prepayment penalties on borrowings, gain on sale of debt securities available for sale, and officer transition agreement expense: In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. Appendix B – Non-GAAP Reconciliation (Continued) (Dollars in thousands) 6/30/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 State tax expense adjustment - - - - (142) Change in federal tax law adjustment - - - (325) 17,908 Gain on sale of premises and equipment - - - - (164) Branch closure and restructuring expenses - 1,513 - - - Officer transition agreement expense 1,795 - - - - Gain on sale of debt securities available for sale (1,895) - - - - Prepayment penalty on borrowings - 22,690 - - - Total adjustments (100) 24,203 - (325) 17,602 Tax effect 24 5,688 - - (49) Total adjustments, net of tax (76) 18,515 - (325) 17,651 Net income (GAAP) 35,653 15,675 22,783 27,146 8,235 Adjusted net income (non-GAAP) 35,577$ 34,190$ 22,783$ 26,821$ 25,886$ Average shares outstanding - basic 15,516,173 16,078,066 16,729,056 17,692,493 18,028,854 Average shares outstanding - diluted 15,810,409 16,495,115 17,292,239 18,393,184 18,726,431 Basic EPS (GAAP) 2.27$ 0.96$ 1.34$ 1.52$ 0.45$ Non-GAAP adjustment 0.00 1.15 0.00 0.00 0.99 Adjusted basic EPS (non-GAAP) 2.27$ 2.11$ 1.34$ 1.52$ 1.44$ Diluted EPS (GAAP) 2.23$ 0.94$ 1.30$ 1.46$ 0.44$ Non-GAAP adjustment 0.00 1.12 - 0.00 0.94 Adjusted diluted EPS (non-GAAP) 2.23$ 2.06$ 1.30$ 1.46$ 1.38$ Average assets 3,537,915$ 3,698,394$ 3,591,076$ 3,396,896$ 3,243,661$ Average equity 396,233$ 403,510$ 411,447$ 409,820$ 402,605$ ROA (GAAP) 1.01% 0.42% 0.63% 0.80% 0.25% Non-GAAP adjustment 0.00% 0.50% 0.00% -0.01% 0.55% Adjusted ROA (non-GAAP) 1.01% 0.92% 0.63% 0.79% 0.80% ROE (GAAP) 9.00% 3.88% 5.54% 6.62% 2.05% Non-GAAP adjustment -0.02% 4.59% 0.00% -0.08% 4.38% Adjusted ROE (non-GAAP) 8.98% 8.47% 5.54% 6.54% 6.43% As of